=========================
                                 FMC SELECT FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 2000


                            ADVISED BY:
                            FIRST MANHATTAN CO.
                            =========================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 11.9% for the year ended October 31, 2000. The Fund outperformed both the 9.3% average total return of its peer group, the Lipper Flexible Portfolio Funds Objective, and the 4.3% total return of its benchmark, which is an 80% weighting of the S&P 500 Composite Index and a 20% weighting of the Merrill Lynch 1-10 Year Corporate/Government Bond Index. As of October 31, 2000, 81.3% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in medium term, fixed income instruments and cash equivalents.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield," which measures how much net income a business generates relative to its price, is one of our preferred measurements. We like to compare this measurement to both the earnings yield available on the S&P Industrials Index and the yield available from the 30-year US Treasury. As of October 31, 2000, the equity portion of the portfolio had an earnings yield of 5.7%, significantly above the 3.6% earnings yield of the S&P Industrials Index. The portfolio's earnings yield almost matched the 5.8% yield available on the 30 year US Treasury. While the interest coupon paid on the 30-year US Treasury will not grow, the portfolio's earnings are estimated to increase by 84% over the next five years, which would increase the earnings yield to 10.4% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses that are selling at attractive valuations compared to the S&P Industrials Index.

--------------------------------------------------------------------------------
                                     FMC SELECT FUND       S&P INDUSTRIALS INDEX
                                   ------------------      ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                 23%                       20%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years                   8 Years
Estimated Annual EPS Growth
   for 2000-2005                           13%                       8%

VALUATION
---------
2001 Estimated Price/Earnings             17.7X                     27.5X
--------------------------------------------------------------------------------

[1] ROE is based on net income for the trailing four quarters ended 9/30/00 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we believe are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

Since we last reported to you, the Fund established a position in Sabre Holdings, the leading global provider of computerized reservation systems and of information technology solutions to the travel industry. Sabre earns a 20% ROE, a 10%+ net margin, has a balance sheet with minimal net debt and, at purchase, generated free cash flow equal to about 10% of its market capitalization. Sabre has a 39% and rising global share of airline reservations with a 70% share in Asia and 50%+ share in Latin America. Sabre is gaining share against all three of its major competitors: Amadeus, which is linked to several major European flag carriers; Galileo, which is linked to United; and Worldspan, which is linked to Northwest. Sabre is the market leader in all geographic areas except Europe. Sabre's recent purchase of Dillon of Germany should increase its European share from the low teens to almost 30%, making it a strong number two in Europe to leader Amadeus, and significantly increasing Sabre's margins as it increases processing volumes in a scale-intensive business. Our research indicated that Sabre's rising market share is the result of its investing more in product development than its three competitors, and providing the most user-friendly and reliable reservation system, as well as the industry's best training and support.

When we purchased Sabre, the stock was down almost 70% from the prior year, selling at about 10X 2001E cash EPS of $2.35. The decline in the stock price was attributable largely to three factors:

(1) the overhang from the distribution of over 80% of Sabre's shares by American Airlines (We viewed this as providing the short term opportunity to buy shares from those selling for reasons unrelated to fundamentals.);

(2) concern over how the Internet was going to affect Sabre (In reality, Sabre is a major beneficiary of the Internet, owning 70% of Travelocity, the leading Internet travel site, and serving as the reservation engine for over 80% of the virtual travel agents on the Internet, the fastest growing distribution channel in the travel industry.); and

(3) concern over Orbitz, an Internet travel reservation site operated by five US-based carriers and, at that time, expected to launch in September, 2000.

At the outset of our research, we considered the competitive threat from Orbitz the most serious concern. Interestingly, our research showed that Orbitz was unlikely to meet its ambitious September, 2000 launch date. Orbitz subsequently delayed its launch date twice, with a scaled-back version now scheduled for launch in mid-2001. Also, Orbitz is currently under investigation by the US Department of Justice for possible antitrust violations including price fixing; for antitrust reasons Orbitz may be unable to develop any sustainable competitive advantage and will probably be precluded from offering any fares not offered to other parties; and, in fact, consumers may avoid Orbitz once they learn that, unlike Internet sites operating on the Sabre platform, Orbitz will not offer fares from Southwest Airlines, the leading US budget carrier.

Our investment process remains focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as return on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these qualities may be less appreciated after nine consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

We continue to work hard analyzing the Fund's existing and prospective investments. Thank you for your continued confidence.





Sincerely yours,

/s/ signature omitted       s/ signature omitted           s/ signature omitted

Bernard Groveman            William McElroy                 A. Byron Nimocks
Equity Manager              Fixed Income Manager            Equity Manager

--------------------------------------------------------------------------------
                                 TOTAL RETURN(1)
--------------------------------------------------------------------------------
                   Annualized             Annualized            Annualized
 One Year            3 Year                 5 Year             Inception(2)
  Return             Return                 Return                to Date
--------------------------------------------------------------------------------
  11.89%             13.24%                 18.63%                19.06%
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        FMC SELECT FUND, VERSUS THE S&P 500 COMPOSITE INDEX, THE MERRILL
          LYNCH 1-10 YEAR CORPORATE/GOVERNMENT BOND INDEX, AND AN 80/20
                BLEND OF THE REFERENCED S&P AND MERRILL INDICES.

                                             80/20 BLEND OF THE
                    FMC SELECT FUND         S&P AND MERRILL INDEX
 5/31/95                $10,000                   $10,000
10/31/95                 10,844                    10,875
10/31/96                 13,445                    13,077
10/31/97                 17,547                    16,613
10/31/98                 19,268                    19,900
10/31/99                 22,771                    23,970
10/31/00                 25,479                    25,494


                                                S&P 500            MERRILL LYNCH 1-10 YEAR
                    FMC SELECT FUND        COMPOSITE INDEX         CORP./GOV'T. BOND INDEX
 5/31/95                $10,000               $10,000                    $10,000
10/31/95                 10,844                11,005                     10,353
10/31/96                 13,445                13,654                     10,948
10/31/97                 17,547                18,038                     11,781
10/30/98                 19,268                22,006                     12,864
10/31/99                 22,771                27,655                     12,971
10/31/00                 25,479                29,339                     13,816


(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins at the end of the month operations commenced.

  PORTFOLIO COMPOSITION
                                         % of Portfolio
 Miscellaneous Industrial                      1%
 Convertible Bond                              2%
 U.S. Government Agency Obligations            4%
 Automotive & Truck Related                    4%
 Diversified Operations                        6%
 Banks                                         2%
 Corporate Obligations                         6%
 Consumer Products                             6%
 U.S. Treasury Obligations                     7%
 Financial Services                            7%
 Specialty Chemicals                           1%
 Telecommunications                            1%
 Retail                                       12%
 Professional Services                        11%
 Information Services                         11%
 Media                                         8%
 Health Care                                   8%


As of October 31, 2000, 81.3% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2000


                                                                     Market
                                                                      Value
FMC SELECT FUND                                        Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (81.3%)
AUTOMOTIVE & TRUCK RELATED (4.4%)
   AutoZone* ......................................   119,100       $ 3,193
   Snap-On ........................................    61,500         1,572
                                                                    -------
                                                                      4,765
                                                                    -------
BANKS (6.2%)
   Bank of America ................................    47,045         2,261
   Compass Bancshares .............................    19,050           346
   Dime Bancorp ...................................    70,900         1,733
   North Fork Bancorporation ......................    94,500         1,908
   TF Financial ...................................    32,000           434
                                                                    -------
                                                                      6,682
                                                                    -------
CONSUMER PRODUCTS (6.1%)
   Kimberly-Clark .................................    28,600         1,888
   Reckitt Benckiser ..............................   364,400         4,803
                                                                    -------
                                                                      6,691
                                                                    -------
DIVERSIFIED OPERATIONS (5.6%)
   Berkshire Hathaway, Cl A* ......................        41         2,612
   Berkshire Hathaway, Cl B* ......................     1,631         3,430
                                                                    -------
                                                                      6,042
                                                                    -------
FINANCIAL SERVICES (6.9%)
   CIT Group, Cl A ................................   101,710         1,774
   Household International ........................   112,545         5,662
                                                                    -------
                                                                      7,436
                                                                    -------
HEALTH CARE (7.8%)
   Abbott Laboratories ............................    73,000         3,855
   IMS Health .....................................   194,800         4,602
                                                                    -------
                                                                      8,457
                                                                    -------
INFORMATION SERVICES (10.2%)
   Acxiom* ........................................    79,616         3,205
   First Data .....................................    82,725         4,147
   Sabre Holdings* ................................   109,900         3,675
   Synavant* ......................................     9,740            44
                                                                    -------
                                                                     11,071
                                                                    -------
MEDIA (7.3%)
   E.W. Scripps, Cl A .............................    13,000           760
   Gannett ........................................    48,300         2,801
   Harte-Hanks Communications .....................   197,700         4,374
                                                                    -------
                                                                      7,935
                                                                    -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2000


                                                      Shares/       Market
                                                    Face Amount      Value
FMC SELECT FUND (continued)                            (000)         (000)
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (0.2%)
   York Group .....................................    39,100       $   188
                                                                    -------
MISCELLANEOUS INDUSTRIAL (1.5%)
   IDEX ...........................................    49,385         1,593
                                                                    -------
PROFESSIONAL SERVICES (10.9%)
   Gartner Group, Cl B* ...........................   255,862         2,239
   ITT Educational Services* ......................   200,600         3,159
   Personnel Group of America* ....................    76,000           233
   Robert Half International* .....................   202,300         6,170
                                                                    -------
                                                                     11,801
                                                                    -------
RETAIL (11.5%)
   CVS ............................................   144,000         7,623
   Dollar General .................................   182,993         2,836
   Intertan* ......................................   177,000         1,958
                                                                    -------
                                                                     12,417
                                                                    -------
SPECIALTY CHEMICALS (1.1%)
   Great Lakes Chemical ...........................    35,000         1,168
                                                                    -------
TELECOMMUNICATIONS (1.2%)
   Sprint (FON Group) .............................    49,400         1,260
                                                                    -------
UTILITIES (0.4%)
   Florida Public Utilities .......................    30,400           467
                                                                    -------
TOTAL COMMON STOCKS
   (Cost $65,067) .................................                  87,973
                                                                    -------


PREFERRED STOCK (0.0%)
   Fresenius Medical Care Holdings ................    20,400             1
                                                                    -------
TOTAL PREFERRED STOCK
   (Cost $0) ......................................                       1
                                                                    -------


CORPORATE OBLIGATIONS (6.2%)
   BellSouth Savings & Employee Stock
      Ownership Trust, MTN, Ser A
        9.190%, 07/01/03 ..........................   $   112           116
   Block Financial
        6.750%, 11/01/04 ..........................       615           599
   Bond-Backed Certificate IBM
        7.350%, 06/01/17 ..........................       481           463


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2000


                                                        Face         Market
                                                       Amount         Value
FMC SELECT FUND (continued)                             (000)         (000)
--------------------------------------------------------------------------------


CORPORATE OBLIGATIONS (CONTINUED)
   Citibank Credit Card Master Trust I, Cl A, Ser 2
        6.050%, 01/15/10 ..........................    $  480         $ 455
   Continental Airlines, Ser 98-3
        6.320%, 11/01/08 ..........................       100            93
   Dow Chemical, Ser 92-A2
        8.040%, 07/02/05 ..........................       500           514
   Eastman Kodak
        9.750%, 10/01/04 ..........................       300           322
   Geico
        7.500%, 04/15/05 ..........................       200           203
   General Electric Capital
        8.850%, 04/01/05 ..........................       250           270
   General Motors, Ser 91-A2
        8.950%, 07/02/09 ..........................       650           677
   Manufacturers & Traders Trust
        8.125%, 12/01/02 ..........................       250           255
   May Department Stores
        9.750%, 02/15/21 ..........................       415           476
   McCormick, MTN, Ser A
        6.240%, 02/01/06 ..........................       250           240
   Pharmacia
        8.130%, 12/15/06 ..........................       555           573
   Ryder System
        6.500%, 05/15/05 ..........................       250           236
   Simon Property Group
        6.875%, 11/15/06 ..........................       400           377
   Stanley Works
        5.750%, 03/01/04 ..........................       330           318
   Union Pacific
        7.600%, 05/01/05 ..........................       250           252
   Wilmington Trust
        6.625%, 05/01/08 ..........................       270           249
                                                                    -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $6,885)                                                      6,688
                                                                    -------


CONVERTIBLE BOND (1.8%)
   Center Trust, CV to 55.5556 Shares
        7.500%, 01/15/01 ..........................     2,044         1,993
                                                                    -------
TOTAL CONVERTIBLE BOND
   (Cost $2,003)                                                      1,993
                                                                    -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2000


                                                        Face         Market
                                                       Amount         Value
FMC SELECT FUND (continued)                             (000)         (000)
--------------------------------------------------------------------------------


U.S. TREASURY OBLIGATIONS (6.8%)
   U.S. Treasury Bills (A)
        6.258%, 04/19/01 ..........................    $3,802      $  3,693
        6.123%, 01/25/01 ..........................     1,384         1,364
        6.110%, 02/08/01 ..........................       143           141
        5.995%, 01/04/01 ..........................        21            21
        5.970%, 11/09/00 ..........................         5             5
        5.949%, 12/07/00 ..........................         9             9
        5.920%, 03/15/01 ..........................     1,643         1,606
   U.S. Treasury Note
        5.875%, 11/30/01 ..........................       500           498
                                                                   --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $7,340)                                                      7,337
                                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.7%)
   Export Funding Trust, Cl A, Ser A
        7.890%, 02/15/05 ..........................       225           224
   Financial Assistance, Ser A-03
        9.375%, 07/21/03 ..........................       200           214
   FNMA
        6.595%, 12/01/03 ..........................       481           476
   Government Trust Certificate, Ser 95-A
        8.010%, 03/01/07 ..........................       183           190
   Guaranteed Export Trust, Cl A, Ser A
        6.280%, 06/15/04 ..........................       282           278
   Guaranteed Export Trust, Cl A, Ser B
        7.460%, 12/15/05 ..........................       239           241
   Guaranteed Trade Trust, Cl A, Ser A
        7.020%, 09/01/04 ..........................       100           101
   HUD, Ser 99-A
        5.750%, 08/01/06 ..........................       265           254
   Overseas Private Investment
        6.080%, 08/15/04 ..........................       402           395
   Private Export Funding
        6.670%, 09/15/09 ..........................       225           224
   Small Business Administration, Ser 10F
        6.500%, 11/01/06 ..........................       215           213
   Small Business Administration, Ser 20D
        6.150%, 04/01/18 ..........................       352           334
   Small Business Administration, Ser 20L
        6.550%, 12/01/17 ..........................       436           424
   Union Financial Services Taxable Student Loan,
        Cl A8, Ser A
        5.500%, 09/01/05 ..........................       380           365
                                                                   --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $4,012) ..................................                   3,933
                                                                   --------
TOTAL INVESTMENTS (99.8%)
   (Cost $85,307) .................................                 107,925
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.2%) ..........                     221
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2000


                                                                          Market
                                                                           Value
FMC SELECT FUND (concluded)                                                (000)
--------------------------------------------------------------------------------


NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 5,786,867 outstanding shares of beneficial interest ...   $ 74,430
   Undistributed net investment income ..............................         61
   Accumulated net realized gain on investments .....................     11,037
   Net unrealized appreciation on investments .......................     22,618
                                                                        --------
TOTAL NET ASSETS (100.0%) ...........................................   $108,146
                                                                        ========
   Net Asset Value, Offering and Redemption Price Per Share .........     $18.69
                                                                        ========

*NON-INCOME PRODUCING SECURITY
(A) -- RATE SHOWN IS THE EFFECTIVE YIELD OF THE SECURITY AT TIME OF PURCHASE CL -- CLASS
CV -- CONVERTIBLE SECURITY
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
HUD -- HOUSING AND URBAN DEVELOPMENT
MTN -- MEDIUM TERM NOTE
SER -- SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                    FMC SELECT FUND

For the Year Ended October 31, 2000


FMC SELECT FUND
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income ....................................................$   888
   Interest Income ....................................................  1,125
--------------------------------------------------------------------------------
     Total Investment Income...........................................  2,013
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...........................................    844
   Administrative Fees ................................................    158
   Professional Fees ..................................................     38
   Transfer Agent Fees ................................................     28
   Printing Fees ......................................................     25
   Custodian Fees .....................................................      6
   Trustee Fees .......................................................      6
   Registration and Filing Fees .......................................      3
   Insurance and Other Fees ...........................................      7
--------------------------------------------------------------------------------
     Total Expenses, Net ..............................................  1,115
--------------------------------------------------------------------------------
       Net Investment Income ..........................................    898
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ............................. 11,038
   Net Change in Unrealized Depreciation on Investment Securities .....   (583)
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments .................. 10,455
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations................$11,353
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                         FMC SELECT FUND

For the Years Ended October 31,
                                                                                           FMC SELECT FUND
                                                                                       -----------------------
                                                                                        11/01/99    11/01/98
                                                                                       TO 10/31/00 TO 10/31/99
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................       $    898     $    827
   Net Realized Gain from Securities Sold ......................................         11,038       14,108
   Net Change in Unrealized Appreciation (Depreciation) on Investment Securities           (583)       3,272
--------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................         11,353       18,207
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................         (1,074)        (681)
   Realized Capital Gains.......................................................        (14,109)      (4,769)
--------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................        (15,183)      (5,450)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................................          4,201       13,047
   Reinvestment of Cash Distributions ..........................................         15,177        5,232
   Cost of Shares Redeemed .....................................................        (22,971)     (15,428)
--------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions....         (3,593)       2,851
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...................................         (7,423)      15,608
--------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................        115,569       99,961
--------------------------------------------------------------------------------------------------------------
   End of Period ...............................................................       $108,146     $115,569
==============================================================================================================
  Shares Issued and Redeemed:
    Shares Issued ..............................................................            247          704
    Shares Issued in Lieu of Cash Distributions ................................            920          303
    Shares Redeemed ............................................................         (1,356)        (823)
--------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares .........................................           (189)         184
==============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             FMC SELECT FUND

For a Share Outstanding Throughout Each Period

For the Years Ended October 31,


        Net                                                                 Net
       Asset                Realized and  Distributions   Distributions    Asset
       Value,      Net       Unrealized      from Net          from        Value,
     Beginning  Investment    Gain on       Investment       Capital        End         Total
     of Period    Income     Securities       Income          Gains      of Period     Return
     ---------  ----------  ------------  -------------   -------------  ---------    --------

---------------
FMC SELECT FUND
---------------
2000   $19.34     $0.15        $1.78         $(0.18)         $(2.40)      $18.69       11.89%
1999    17.26      0.14         2.88          (0.11)          (0.83)       19.34       18.18
1998    16.82      0.17         1.43          (0.17)          (0.99)       17.26        9.81
1997    13.42      0.16         3.81          (0.16)          (0.41)       16.82       30.51
1996    10.97      0.14         2.48          (0.14)          (0.03)       13.42       23.99





                                                                 Ratio
                                                                of Net
                                    Ratio         Ratio       Investment
         Net                        of Net     of Expenses      Income
        Assets,       Ratio       Investment    to Average    to Average
          End      of Expenses      Income      Net Assets    Net Assets    Portfolio
       of Period   to Average     to Average    (Excluding    (Excluding    Turnover
         (000)     Net Assets     Net Assets     Waivers)      Waivers)       Rate
       --------    ----------     ----------    ----------   -----------    ---------

---------------
FMC SELECT FUND
---------------
2000   $108,146       1.06%         0.85%         1.06%         0.85%         24.81%
1999    115,569       1.08          0.73          1.08          0.73          26.23
1998     99,961       1.09          1.01          1.11          0.99          29.72
1997     75,691       1.10          1.08          1.17          1.01          21.71
1996     47,909       1.10          1.10          1.20          1.00          24.39

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 2000

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining Funds are not presented herein. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

October 31, 2000

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Funds' average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2000 are as follows:

                                            (000)
                                         -----------
Purchases
  U.S. Government .....................   $    998
  Other ...............................     24,162
Sales
  U.S. Government .....................      3,226
  Other ...............................     36,157

At October 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2000, is as follows:

                                            (000)
                                         -----------
Aggregate gross unrealized
  appreciation ........................    $29,666
Aggregate gross unrealized
  depreciation ........................     (7,048)
                                           -------
Net unrealized appreciation ...........    $22,618
                                           =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FMC Select Fund of The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of FMC Select Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 15, 2000

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)



For shareholders that do not have an October 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2000 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year.

                          LONG TERM
                         (20% RATE)          ORDINARY
                        CAPITAL GAIN          INCOME            TAX-EXEMPT         TOTAL         QUALIFYING
     FUND               DISTRIBUTION       DISTRIBUTIONS         INTEREST      DISTRIBUTIONS    DIVIDENDS (1)
     -------            ------------       ------------        ------------    ------------     ------------
FMC Select Fund            92.93%              7.07%               0.00%          100.00%          75.72%


---------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                      NOTES

                                      NOTES

             =====================================================

                                 FMC SELECT FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

             This information must be preceded or accompanied by a current prospectus for the Fund described.


             FMC-F-003-07

             =====================================================